Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 17, 2003

                     COMPUTER ACCESS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                     000-31863                  77-0302527
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

         2403 Walsh Avenue, Santa Clara, California                  95051
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          (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (408) 727-6600

                                 Not applicable
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

      On November 17, 2003, Computer Access Technology Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits: The following documents are filed as exhibits to this report:

             Exhibit
             Number     Description
             ------     -----------
              99.1      Press Release dated November 17, 2003 of the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             COMPUTER ACCESS TECHNOLOGY
                                             CORPORATION, a Delaware corporation

November 17, 2003                            By: /s/ CARMINE J. NAPOLITANO
                                                 -------------------------------
                                                 Carmine J. Napolitano
                                                 President